UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2007
COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)
2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (205) 250-8700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02, Item 7.01	Results of Operations and Financial Condition; Regulation FD Disclosure

Item 9.01	Financial Statements and Exhibits

Signatures

Exhibit Index
EX-99.1 2ND QUARTER 2007 EARNINGS PRESS RELEASE, DATED 7/26/07
EX-99.2 SUPPLEMENTAL FINANCIAL HIGHLIGHTS

Item 2.02, Item 7.01 Results of Operations and Financial Conditions; Regulation FD Disclosure
On July 26, 2007, Colonial Properties Trust (the “Company”) announced its financial results for the second quarter and year to date period ended June 30, 2007. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s Supplemental Financial Highlights for the quarter and year to date period ended June 30, 2007 is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.
Item 9.01 Financial Statements and Exhibits.
          (c) Exhibits

Exhibit No.	Description

99.1	Colonial Properties Trust 2nd Quarter 2007 Earnings press release dated July 26, 2007.

99.2	Colonial Properties Trust Supplemental Financial Highlights for the quarter ended June 30, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

Date: July 26, 2007	By:	/s/ John E. Tomlinson

	Name:	John E. Tomlinson
	Title:	Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Colonial Properties Trust 2nd Quarter 2007 Earnings press release dated July 26, 2007.

99.2	Colonial Properties Trust Supplemental Financial Highlights for the quarter ended June 30, 2007.